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                                                                   EXHIBIT 10.1


                               FIRST AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT


                  THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") dated effective March 29, 2006, is entered into by and among NORTHERN BORDER PIPELINE COMPANY, a Texas general partnership (the "Borrower"), the several banks and other financial institutions and lenders from time to time party hereto (the "Lenders"), WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the "Administrative Agent"), as issuing bank (the "Issuing Bank") and as swingline lender (the "Swingline Lender"), SUNTRUST BANK, as syndication agent (the "Syndication Agent"), and HARRIS NESBIT FINANCING, INC., BARCLAYS BANK PLC, and CITIBANK, N.A., as co-documentation agents (the "Co-Documentation Agents"). All capitalized terms used in this Amendment and not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement (as defined below).

                             PRELIMINARY STATEMENT

                  The Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender, the Syndication Agent, the Co-Documentation Agents, and the Lenders are parties to that certain Revolving Credit Agreement dated as of May 16, 2005 (the "Credit Agreement").

                  The Borrower has requested that the Lenders amend the Credit Agreement as set forth herein. The Lenders are agreeable to such request, upon the conditions set forth herein.

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, the Borrower, the Guarantor, the Administrative Agent, the Issuing Bank, the Swingline Lender, the Syndication Agent, the Co-Documentation Agents and the Lenders hereby agree as follows:

Section 1.        Amendments to Credit Agreement.

                  (a) Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of "Change in Control" in its entirety with the following definition:

                           "Change in Control" shall mean (i) the failure of Northern Border Partners to own, directly or indirectly through one or more of its wholly owned Subsidiaries, free and clear of all Liens, at least 50% of the partnership interests in Borrower, or
                           (ii) the failure of ONEOK, Inc. to own, directly or indirectly, free and clear of all Liens, general partner interests in Northern Border Partners and the Intermediate Partnership such that the aggregate voting rights of ONEOK, Inc. are greater than 50% of the outstanding voting rights of all general partners of Northern Border Partners and the Intermediate Partnership.

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(b) Section 1.1 of the Credit Agreement is hereby further amended by replacing the definition of "Northern Border Partners Credit Agreement" in its entirety with the following definition:

                           "Northern Border Partners Credit Agreement" shall mean that certain Amended and Restated Revolving Credit Agreement, dated as of March 30, 2006, by and among Northern Border Partners, the lenders from time to time parties thereto, and SunTrust Bank, as administrative agent, as amended, supplemented restated or otherwise modified from time to time.

                  Section 2. No Obligation. Notwithstanding this Amendment, the Lenders shall have no further obligation to modify the Credit Agreement as amended by this Amendment and no further obligation of any kind shall be inferred from this Amendment.

                  Section 3. Ratification. The Borrower hereby ratifies each of its obligations under the Credit Agreement and the other Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the other Loan Documents shall continue in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders created by or contained in any of such documents, nor is the Borrower released from any covenant, warranty or obligation created by or contained therein except as expressly provided herein.

                  Section 4. Representations True; No Default. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

                  (a) this Amendment has been duly authorized, executed and delivered on behalf of the Borrower. The Credit Agreement as amended hereby and the Notes, together with each other Loan Document to which the Borrower is a party, constitute valid and legally binding agreements of the Borrower enforceable in accordance with their terms;

                  (b) the execution, delivery and performance by the Borrower of this Amendment (i) does not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any Requirements of Law applicable to the Borrower or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority,
(iii) will not violate or result in a default under any indenture, agreement or other instrument binding on the Borrower or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, in each case other than violations, defaults or rights which could not reasonably expected to result in a Material Adverse Effect, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens (if any) created under the Loan Documents;

                  (c) the representations and warranties of the Borrower contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof


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as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date; and

                  (d) after giving effect to this Amendment, there has not occurred and is continuing an Event of Default or any event which with notice or lapse of time would become an Event of Default.

                  Section 5. Effectiveness. This Amendment shall become effective when, and only when, (i) the Borrower and the Required Lenders shall have executed a counterpart of this Amendment and the Administrative Agent shall have received delivery of same, and (ii) the "NBPC Sale" (as such term is defined in the Northern Border Partners Credit Agreement) has been consummated. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

                  Section 6. Expenses. The Borrower agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the negotiation, preparation and enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section.

                  Section 7. Miscellaneous Provisions.

                  (a) From and after the execution and delivery of this Amendment, the Credit Agreement shall be deemed to be amended and modified as herein provided, but except as so amended and modified the Credit Agreement, the Notes and all other Loan Documents shall continue in full force and effect.

                  (b) The Credit Agreement and this Amendment shall be read and construed as one and the same instrument.

                  (c) Any reference in any Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended by this Amendment.

                  (d) This Amendment shall be construed in accordance with and governed by the laws of the State of New York and of the United States of America.

                  (e) This Amendment may be signed in any number of counterparts and by different parties in separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

                  (f) The headings herein shall be accorded no significance in interpreting this Amendment.


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                  Section 8. Binding Effect. The Amendment shall be binding
upon and inure to the benefit of the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender, the Co-Documentation Agents and the Lenders and the successors and assigns of such parties. The Borrower shall not have the right to assign its rights hereunder or any interest herein.

                  Section 9. Final Agreement of the Parties. This Amendment, the Notes, the Credit Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

                            [SIGNATURE PAGES FOLLOW]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.



                              NORTHERN BORDER PIPELINE COMPANY

                              By: Northern Plains Natural Gas Company LLC,
                                  as Operator



                              By     /s/ Jerry L. Peters
                                -----------------------------------------------
                                 Name:  Jerry L. Peters
                                 Title:  Vice President, Finance and Treasurer




                              WACHOVIA BANK, NATIONAL ASSOCIATION
                              AS ADMINISTRATIVE AGENT, AS ISSUING BANK,
                              AS SWINGLINE LENDER AND AS A LENDER



                              By       /s/ Shannan Townsend
                                -----------------------------------------------
                                  Name:  Shannan Townsend
                                  Title:  Director

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                              SUNTRUST BANK
                              AS SYNDICATION AGENT AND AS A LENDER



                              By       /s/ Peter Panos
                                -----------------------------------------------
                              Name:  Peter Panos
                              Title:  Vice President

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                              HARRIS NESBITT FINANCING, INC.


                              By:      /s/ Cahal B. Carmody
                                -----------------------------------------------
                              Name:  Cahal B. Carmody
                              Title:  Vice President

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                              BARCLAYS BANK PLC


                              By:      /s/  Alison McGuigan
                                -----------------------------------------------
                              Name:  Alison McGuigan
                              Title:  Associate Director

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                              CITIBANK, N.A.


                              By:      /s/ Todd J. Mogil
                                -----------------------------------------------
                              Name:  Todd J. Mogil
                              Title:  Attorney-in-fact

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                              ROYAL BANK OF CANADA


                              By:      /s/  David A. McCluskey
                                -----------------------------------------------
                              Name:  David A. McCluskey
                              Title:  Authorized Signatory

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                              WELLS FARGO BANK, N.A.


                              By:      /s/ Tim Green
                                -----------------------------------------------
                              Name:  Tim Green
                              Title:  Assistant Vice President